EXHIBIT 32.1



                     CERTIFICATION PURSUANT TO:

                       18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO
            SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Omagine, Inc. on Form 10-K for the period ended December 31, 2010 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, the undersigned certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) The Report fully complies with the requirements of
section 13(a) or 15(d) of the Securities Exchange Act of 1934;
and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Omagine, Inc.


/s/ Frank J. Drohan
-------------------
Frank J. Drohan
Chairman of the Board of Directors,
President and Chief Executive & Financial Officer
(Principal Executive Officer and Principal Financial Officer)


April 15, 2011

The originally executed copy of this certification will be maintained at the Registrant's offices and will be made available for inspection upon request.